Supplemental Information

Columbia Property Trust, Inc. Table of Contents Introduction Executive Summary 3 Company Profile & Investor Contacts 4 Capitalization Analysis & Research Coverage 5 2019 Guidance 6 Financial Information Consolidated Balance Sheet - GAAP 7 Elements of Pro-Rata Balance Sheet - CXP's Interest in Unconsolidated Joint Ventures 8 Consolidated Statements of Operations - GAAP 9 Elements of Pro-Rata Statement of Operations - CXP's Interest in Unconsolidated Joint Ventures 10 Normalized Funds From Operations (NFFO) & Adjusted Funds From Operations (AFFO) 11 Net Operating Income 12 - 13 Third-Party Management Income 14 Capital Expenditure Summary 15 Debt Overview 16 Debt Covenant Compliance 17 Debt Maturities 18 Summary of Unconsolidated Joint Ventures 19 Operational & Portfolio Information Property Overview - Gross Real Estate Assets, Net Operating Income & Annualized Lease Revenue 20 Property Overview - Square Feet & Occupancy 21 Occupancy Summary 22 Leasing Summary 23 Lease Expiration Schedule 24 Lease Expiration by Market 25 Top 20 Tenants & Tenant Industry Profile 26 Transaction Activity (1/1/17 - 7/24/19) 27 - 28 Development Projects 29 Additional Information Reconciliation of Net Income to Normalized Funds From Operations (NFFO) 30 Reconciliation of Cash Flows From Operations to Adjusted Funds From Operations (AFFO) 30 Reconciliation of Net Operating Income (based on GAAP rents) to Net Operating Income (based on cash rents) 31 Reconciliation of Funds From Operations (FFO) to Adjusted Funds From Operations (AFFO) 31 Reconciliation of Net Income to Net Operating Income (based on cash rents), and Same Store Net Operating Income (based on cash rents) - wholly-owned properties 32 - 33 Reconciliation of Net Income to Net Operating Income (based on GAAP rents), and Same Store Net Operating Income (based on GAAP rents) - wholly-owned properties 34 - 35 Definitions 36 Forward Looking Statements: This supplemental package contains certain statements that may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue,” or other similar words. These forward-looking statements include information about possible or assumed future results of the business and our financial condition, liquidity, results of operations, future plans, and objectives. They also include, among other things, statements regarding subjects that are forward-looking by their nature, such as, our business and financial strategy; our 2019 guidance and underlying assumptions; expectations on timing of completion of announced acquisitions; expectations on occupancy rates and additional growth in same store net operating income; our ability to obtain future financing; future acquisitions and dispositions of operating assets; future repurchases of common stock; and market and industry trends. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date this supplemental package is published, and which are subject to certain risks and uncertainties which could cause actual results to differ materially from those projected or anticipated. These risks and uncertainties include, without limitation: general risks affecting the real estate industry (including, without limitation, the inability to enter into or renew leases, dependence on tenants’ financial condition, and competition from other owners and operators of real estate); risks relating to our ability to maintain and increase property occupancy rates and rental rates; adverse economic or real estate developments in the company’s target markets; risks associated with the availability and terms of financing, the use of debt to fund acquisitions, and the ability to refinance indebtedness as it comes due; sensitivity of our operations and financing arrangements to fluctuations in interest rates; reductions in asset valuations and related impairment charges; risks relating to construction, development, and redevelopment activities; risks relating to repositioning our portfolio; risks relating to lease terminations, lease defaults, or changes in the financial condition of our tenants, particularly by a significant tenant; risks relating to acquisition and disposition activities; risks associated with possible cybersecurity attacks against us or any of our tenants; potential adverse impact of market interest rates on the market price for our securities; potential liability for uninsured losses and environmental contamination; risks associated with joint ventures, including disagreements with, or misconduct by, joint venture partners; risks associated with the company’s potential failure to qualify as a REIT under the Internal Revenue Code of 1986, as amended; and risks associated with the company’s dependence on key personnel whose continued service is not guaranteed. We do not intend to publicly update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise. For additional risks and uncertainties that may cause actual results to differ from expectation, see our Annual Report on Form 10-K for the year ended December 31, 2018 and subsequently filed periodic reports. On the Cover: 218 West 18th Street, New York. Supplemental Information - Q2 2019 2

Columbia Property Trust, Inc. Q2 2019 Executive Summary Financial Highlights & Guidance:  For the second quarter of 2019, net income per diluted share was $0.41 (page 9), Normalized FFO (NFFO)(1) per diluted share was $0.38 (page 11), cash flows from operations were $28.4 million (page 30), Adjusted FFO (AFFO)(1) was $38.3 million (page 11), and same store net operating income (based on cash rents) increased 8.6% (page 12).  2019 guidance ranges increased as follows (see page 6 for more information regarding guidance): Prior New Low High Low High Net income (per share) $0.19 $0.24 $0.51 $0.55 NFFO (per share) $1.37 $1.42 $1.42 $1.46 E Operational and Transactional Highlights:  Portfolio is 97.6% leased and 95.6% occupied (page 21). Leased 79,000 square feet during the quarter with positive GAAP and cash rent releasing spreads of 55.6% and 35.6%, respectively (page 23).  Under contract to acquire 250 Church Street in New York through a joint venture, with closing expected later this year. We plan to redevelop the property.  Sold One & Three Glenlake Parkway in Atlanta on April 15, 2019 for gross sale price of $227.5 million and net sale proceeds of $193.9 million (page 28). Capital Structure:  As of June 30, 2019, our debt to real estate asset ratio is 30.6%, with no near-term maturities; and no mortgage debt on any of our consolidated properties (page 18).  Paid quarterly dividend of $0.20 per share ($0.80 annualized) (page 5). (1) For definitions and reconciliations of these non-GAAP financial metrics see pages 30 - 36. Supplemental Information – Q2 2019 3

Columbia Property Trust, Inc.

Company Profile & Investor Contacts

Company Overview

Columbia Property Trust (NYSE: CXP) creates value through owning, operating and developing Class-A office buildings in high-barrier U.S. office markets, primarily New York, San Francisco, and Washington D.C. Columbia is deeply experienced in transactions, asset management and repositioning, leasing, and property management. It employs these competencies to grow value across its high-quality, well-leased portfolio of 17 operating properties that contain over eight million rentable square feet, as well as two properties under development or redevelopment. Columbia has investment-grade ratings from both Moody's and Standard & Poor's. For more information, please visit www.columbia.reit.

When evaluating the Company's performance and capital resources, management considers the financial impact of investments held directly and through unconsolidated joint ventures. This report includes financial and operational information for our wholly-owned investments and our proportional interest in unconsolidated investments. We share control of the operations of the properties owned through unconsolidated joint ventures, and recognize that proportional financial data may not depict all of the legal and economic implications of our interest in these joint ventures.

Executive and Senior Management

E. Nelson Mills
Chief Executive Officer,
President and Director

James A. Fleming
Executive Vice President
Chief Financial Officer

Linda M. Bolan
Senior Vice President
Property Management
and Sustainability

David T. Cheikin
Senior Vice President
Strategic Real Estate Initiatives

David S. Dowdney
Senior Vice President
Leasing

Wendy W. Gill
Senior Vice President
Corporate Operations
Chief Accounting Officer

Kevin A. Hoover
Senior Vice President
Portfolio Management
and Transactions

Amy C. Tabb
Senior Vice President
Business Development

Board of Directors

Carmen M. Bowser
Independent Director

John L. Dixon
Independent Director
Chairman

David B. Henry
Independent Director

Murray J. McCabe
Independent Director

E. Nelson Mills
Chief Executive Officer
President

Constance B. Moore
Independent Director

Michael S. Robb
Independent Director

George W. Sands
Independent Director

Thomas G. Wattles
Independent Director

Investor Relations

James A. Fleming
Executive Vice President & Chief Financial Officer
T 404-465-2126
E Jim.Fleming@columbia.reit

Matt Stover
Director - Finance & Investor Relations
T 404-465-2227
E Matt.Stover@columbia.reit

Shareholder Services

T 855-347-0042 (toll free)
F 816-701-7629
E shareholders@columbia.reit

Corporate Counsel

King & Spalding LLP
1180 Peachtree Street
Atlanta, GA 30309
T 404-572-4600
www.kslaw.com

Supplemental Information - Q2 2019 4

Columbia Property Trust, Inc.

Capitalization Analysis & Research Coverage

Unaudited ($ & shares in thousands except for per-share data and percentages)

	Three Months Ended				
	6/30/2019	3/31/2019	12/31/2018	9/30/2018	6/30/2018
Common Stock Data					
Weighted-Average Shares Outstanding - Basic	116,509	116,462	116,853	117,609	118,035
Weighted-Average Shares Outstanding - Diluted	116,823	116,880	117,359	118,207	118,462
High Closing Price	$23.05	$23.09	$23.53	$24.23	$22.79
Low Closing Price	$20.57	$18.73	$18.13	$22.45	$20.21
Average Closing Price	$22.18	$21.62	$21.42	$23.26	$21.66
Closing Price (as of period end)	$20.74	$22.51	$19.35	$23.64	$22.71
Dividends / Share (annualized)	$0.80	$0.80	$0.80	$0.80	$0.80
Dividend Yield (annualized) (1)	3.9%	3.6%	4.1%	3.4%	3.5%
Common Shares Outstanding (1)	116,909	116,880	116,698	117,984	117,974
Market Value of Common Shares (1)	$2,424,693	$2,630,969	$2,258,106	$2,789,142	$2,679,190
Total Market Capitalization (1) (2)	$3,840,019	$4,230,949	$3,806,089	$4,214,592	$4,094,199
Common Stock Repurchases					
Shares Purchased	-	-	1,286	-	659
Weighted-Average Price Per Share	-	-	$22.32	-	$21.97
Total Value of Shares Purchased	-	-	$28,705	-	$14,490

Equity Research Coverage

BMO Capital Markets Inc.
John P. Kim
212-885-4115

Evercore ISI
Sheila McGrath
212-497-0882

JMP Securities
Mitch Germain
212-906-3546

Morgan Stanley
Vikram Malhotra
212-761-7064

SunTrust Robinson Humphrey
Michael R. Lewis
212-319-5659

Debt Research Coverage

J.P. Morgan Securities
Mark Streeter
212-834-5086

Wells Fargo
Thierry Perrein
704-410-3262

Rating Agencies

Moody's Investor Services
Lori Marks
212-553-1098

Standard & Poor's
Fernanda Hernandez
212-438-1347

(1) Based on closing price and ending shares for the last trading day of quarter.
(2) Market value of shares plus gross debt as of quarter end.

Supplemental Information - Q2 2019 5

Columbia Property Trust, Inc. 2019 Guidance Unaudited Twelve Months Ending 12/31/2019 Per share Low High Net income $0.51 $0.55 Real estate depreciation & amortization 1.27 1.27 Gain on sale of real estate assets (0.36) (0.36) Funds From Operations $1.42 $1.46 Normalized Funds From Operations $1.42 $1.46 2019 Portfolio Assumptions l Same Store NOI - Cash 8% - 10% l Leased percentage at year end: 96% - 98% l G&A expense - corporate $34M - $36M l Weighted-average common shares outstanding - diluted: 117M Investor Conference Call and Webcast: The Company will host a conference call and live audio webcast, both open for the general public to hear, on Thursday, July 25, 2019, at 5:00 p.m. ET to discuss financial results and business highlights. The number to call for this interactive teleconference is (647) 689-6598 and entering the conference ID, 3293486. A replay of the conference call will be available through August 1, 2019, by dialing (416) 621-4642 and entering the conference ID, 3293486. A webcast of the call will also be available at the company's website, www.columbia.reit. NOTE: These estimates reflect management's view of current market conditions and incorporate certain economic and operational assumptions and projections. This annual guidance includes the continued repositioning of the portfolio based on the above assumptions. Actual results could differ from these estimates. Note that individual quarters may fluctuate on both a cash basis and a GAAP basis due to the timing of dispositions, lease commencements and expirations, the timing of repairs and maintenance, capital expenditures, capital markets activities and one-time revenue or expense events. In addition, the Company's guidance is based on information available to management as of the date of this release. Supplemental Information - Q2 2019 6

Columbia Property Trust, Inc.

Consolidated Balance Sheet - GAAP

Unaudited (in thousands)

	As of Period End				
	6/30/2019	3/31/2019	12/31/2018	9/30/2018	6/30/2018
Assets:					
Real estate assets, at cost:					
Land (1)	$ 803,986	$ 803,986	$ 817,975	$ 817,975	$ 817,975
Buildings and improvements (1)	2,180,244	2,167,907	2,313,396	2,281,352	2,258,098
Buildings and improvements, accumulated depreciation	(395,250)	(375,981)	(403,355)	(384,068)	(364,262)
Intangible lease asset	138,888	139,057	183,421	181,522	182,618
Intangible lease asset, accumulated amortization	(78,234)	(74,807)	(84,881)	(84,323)	(81,040)
Construction in progress (1)	39,893	37,772	33,800	39,599	49,135
Real estate assets held for sale	-	202,294	-	-	-
Real estate assets held for sale, accumulated depreciation	-	(56,948)	-	-	-
Total real estate assets	**$ 2,689,527**	**$ 2,843,280**	**$ 2,860,356**	**$ 2,852,057**	**$ 2,862,524**
Operating lease assets	63,563	63,829	-	-	-
Investment in unconsolidated joint ventures (page 8)	1,064,648	1,067,905	1,071,353	1,045,044	1,053,092
Cash and cash equivalents	11,981	18,551	17,118	15,596	11,961
Tenant receivables, net of allowance for doubtful accounts	2,904	3,760	3,258	2,815	2,241
Straight line rent receivable	87,190	83,828	87,159	83,023	77,519
Prepaid expenses and other assets	37,420	31,520	23,218	31,316	29,242
Intangible lease origination costs	91,744	91,812	99,440	99,579	99,812
Intangible lease origination costs, accumulated amortization	(62,124)	(60,186)	(65,348)	(63,953)	(61,810)
Deferred lease costs	81,792	81,257	105,174	93,248	86,765
Deferred lease costs, accumulated amortization	(23,850)	(22,325)	(27,735)	(26,990)	(25,606)
Investment in development authority bonds	-	-	-	120,000	120,000
Other assets held for sale	-	34,091	-	-	-
Other assets held for sale, accumulated amortization	-	(13,593)	-	-	-
Total assets	**$ 4,044,795**	**$ 4,223,729**	**$ 4,173,993**	**$ 4,251,735**	**$ 4,255,740**
Liabilities:					
Line of credit and notes payable	$ 497,000	$ 683,000	$ 632,000	$ 559,700	$ 549,537
Bonds payable	700,000	700,000	700,000	700,000	700,000
Discount and fees on notes and bonds payable	(7,461)	(7,808)	(8,154)	(7,455)	(7,852)
Operating lease liabilities	34,684	34,738	-	-	-
Accounts payable, accrued expenses, and accrued capital expenditures	43,403	37,962	49,117	52,725	50,729
Distributions payable	-	-	23,340	-	-
Deferred income	16,296	16,943	15,593	15,724	16,000
Intangible lease liabilities	42,350	42,351	42,847	42,594	42,594
Intangible lease liabilities, accumulated amortization	(24,208)	(22,812)	(21,766)	(20,753)	(19,280)
Obligations under capital leases	-	-	-	120,000	120,000
Liabilities held for sale	-	20,871	-	-	-
Liabilities held for sale, accumulated amortization	-	(380)	-	-	-
Total liabilities	**$ 1,302,064**	**$ 1,504,865**	**$ 1,432,977**	**$ 1,462,535**	**$ 1,451,728**
Equity:					
Common stock	$ 1,169	$ 1,169	$ 1,167	$ 1,180	$ 1,180
Additional paid in capital	4,422,833	4,420,727	4,421,587	4,448,688	4,447,054
Cumulative distributions in excess of earnings	(1,679,580)	(1,703,945)	(1,684,082)	(1,665,745)	(1,648,577)
Other comprehensive loss	(1,691)	913	2,344	5,077	4,355
Total equity	**$ 2,742,731**	**$ 2,718,864**	**$ 2,741,016**	**$ 2,789,200**	**$ 2,804,012**
Total liabilities and equity	**$ 4,044,795**	**$ 4,223,729**	**$ 4,173,993**	**$ 4,251,735**	**$ 4,255,740**

(1) As of June 30, 2019, the following amounts relate to the redevelopment of the 149 Madison property: $59.1 million in land, $29.0 million in buildings and improvements, and $11.8 million in construction in progress.

Supplemental Information - Q2 2019 7

Columbia Property Trust, Inc.

Elements of Pro-Rata Balance Sheet - CXP's Interest in Unconsolidated Joint Ventures (1)

Unaudited (in thousands)

	As of Period End				
	6/30/2019	3/31/2019	12/31/2018	9/30/2018	6/30/2018
Assets:					
Real estate assets, at cost:					
Land (2)	$ 297,785	$ 297,785	$ 297,785	$ 225,227	$ 225,227
Buildings and improvements	775,829	771,200	769,984	768,592	765,908
Buildings and improvements, accumulated depreciation	(67,071)	(60,705)	(54,440)	(48,254)	(42,015)
Intangible lease asset	41,944	41,944	43,163	43,760	44,012
Intangible lease asset, accumulated amortization	(11,249)	(10,014)	(9,694)	(8,867)	(7,580)
Construction in progress (2)	18,807	16,795	12,965	3,473	3,429
Total real estate assets	**$ 1,056,045**	**$ 1,057,005**	**$ 1,059,763**	**$ 983,931**	**$ 988,981**
Operating lease assets	61,407	62,237	-	-	-
Cash and cash equivalents	23,453	22,815	23,666	19,676	22,251
Tenant receivables, net of allowance for doubtful accounts	866	1,231	911	1,229	1,623
Straight line rent receivable	20,913	20,327	19,437	18,509	17,065
Prepaid expenses and other assets	4,962	2,941	4,008	3,571	4,573
Intangible lease origination costs	30,240	30,240	30,423	30,515	30,802
Intangible lease origination costs, accumulated amortization	(8,155)	(7,321)	(6,593)	(5,801)	(5,217)
Deferred lease costs	22,659	21,953	21,271	20,632	19,854
Deferred lease costs, accumulated amortization	(6,035)	(5,440)	(4,960)	(4,327)	(3,760)
Total assets	**$ 1,206,355**	**$ 1,205,988**	**$ 1,147,926**	**$ 1,067,935**	**$ 1,076,172**
Liabilities:					
Line of credit and notes payable	$ 218,326	$ 216,980	$ 215,983	$ 165,750	$ 165,750
Fees on notes payable	(2,322)	(2,574)	(2,827)	(128)	(135)
Operating lease liabilities	165,476	164,907	-	-	-
Accounts payable, accrued expenses, and accrued capital expenditures	12,992	12,142	36,163	30,606	30,064
Deferred income	4,332	3,388	4,311	2,772	3,287
Intangible lease liabilities	34,177	34,177	116,422	116,758	117,336
Intangible lease liabilities, accumulated amortization	(10,727)	(9,730)	(11,441)	(10,464)	(9,778)
Total liabilities	**$ 422,254**	**$ 419,290**	**$ 358,611**	**$ 305,294**	**$ 306,524**
Total equity	**$ 784,101**	**$ 786,698**	**$ 789,315**	**$ 762,641**	**$ 769,648**

Total equity	**$ 784,101**	**$ 786,698**	**$ 789,315**	**$ 762,641**	**$ 769,648**
Basis differences, net of $7,545 of accumulated amortization (3)	280,547	281,207	282,038	282,403	283,444
Investment in unconsolidated joint ventures (page 7)	**$ 1,064,648**	**$ 1,067,905**	**$ 1,071,353**	**$ 1,045,044**	**$ 1,053,092**

(1) Reflects CXP's ownership share of assets and liabilities for properties held in unconsolidated joint ventures (see page 19).
(2) As of June 30, 2019, the following amounts relate to the development of the 799 Broadway property: $72.6 million in land and $15.4 million in construction in progress.
(3) Reflects differences between historical costs recorded at the joint venture level and CXP's investment in the joint ventures. Basis differences result from differences in the timing of acquisition of interests in the joint venture, and formation costs incurred by CXP, and are amortized to income (loss) from unconsolidated joint ventures over the life of the related asset or liability.

Supplemental Information - Q2 2019 8

Columbia Property Trust, Inc.

Consolidated Statements of Operations - GAAP

Unaudited (in thousands, except per-share amounts)

	Three Months Ended				
	6/30/2019	3/31/2019	12/31/2018	9/30/2018	6/30/2018
Revenues:					
Lease revenues (1)	$ 69,601	$ 71,862	$ 71,746	$ 69,737	$ 71,409
Management fee income	1,898	1,869	1,982	1,825	1,818
Other property income (2)	1,231	1,702	1,795	1,778	2,143
Total revenues	**$ 72,730**	**$ 75,433**	**$ 75,523**	**$ 73,340**	**$ 75,370**
Operating expenses:					
Property operating costs	22,586	24,237	22,301	21,000	22,450
Management fee expense	164	255	235	206	205
Depreciation	19,335	20,404	20,401	19,878	20,681
Amortization	7,106	7,461	7,995	7,920	8,623
Impairment loss on real estate assets	-	-	-	-	30,812
General and administrative - corporate	8,180	8,424	8,600	8,303	8,282
General and administrative - unconsolidated joint ventures	838	809	895	746	736
Total operating expenses	**$ 58,209**	**$ 61,590**	**$ 60,427**	**$ 58,053**	**$ 91,789**
Other income (expense):					
Interest expense	(10,897)	(12,095)	(11,768)	(11,251)	(12,514)
Capital lease obligation interest expense	-	-	(1,471)	(1,800)	(1,800)
Development authority bond income	-	-	1,471	1,800	1,800
Interest and other income	-	1	3	3	14
Gain (loss) on extinguishment of debt	-	-	(373)	-	23,713
Income tax expense	(9)	(7)	(21)	(3)	(6)
Income (loss) from unconsolidated joint ventures (p. 10)	2,214	1,771	2,066	2,393	1,773
Gain on sale of real estate assets	41,918	-	-	-	-
Total other income (expense)	**$ 33,226**	**$ (12,094)**	**$ (12,138)**	**$ (11,248)**	**$ 11,213**
Net income (loss)	**$ 47,747**	**$ 3,513**	**$ 5,003**	**$ 6,429**	**$ (3,439)**
Weighted-average common shares outstanding - basic	116,509	116,462	116,853	117,609	118,035
Net income (loss) per share - basic	**$ 0.41**	**$ 0.03**	**$ 0.04**	**$ 0.05**	**$ (0.03)**
Weighted-average common shares outstanding - diluted	116,823	116,880	117,359	118,207	118,462
Net income (loss) per share - diluted	**$ 0.41**	**$ 0.03**	**$ 0.04**	**$ 0.05**	**$ (0.03)**

(1) Lease revenues include base rent and tenant reimbursements; and lease termination income of $0.2 million for Q2 '19.

(2) Other property income includes lease termination income (through Q1 '19), cafeteria revenue, fitness center revenue, and management fee reimbursements.

Supplemental Information - Q2 2019 9

Columbia Property Trust, Inc.

Elements of Pro-Rata Statement of Operations - CXP's Interest in Unconsolidated Joint Ventures (1)

Unaudited (in thousands, except per-share amounts)

	Three Months Ended				
	6/30/2019	3/31/2019	12/31/2018	9/30/2018	6/30/2018
Revenues:					
Lease revenues (2)	$ 28,592	$ 28,545	$ 28,441	$ 27,995	$ 27,446
Other property income (3)	-	-	68	-	-
Total revenues	**$ 28,592**	**$ 28,545**	**$ 28,509**	**$ 27,995**	**$ 27,446**
Operating expenses:					
Property operating costs	11,134	10,904	10,797	10,276	10,216
Management fee expense	1,075	1,068	1,049	1,040	1,030
Depreciation	8,492	8,549	8,442	8,212	8,212
Amortization	4,010	4,379	4,228	4,309	4,422
General and administrative	26	109	270	96	76
Total operating expenses	**$ 24,737**	**$ 25,009**	**$ 24,786**	**$ 23,933**	**$ 23,956**
Other income (expense):					
Interest expense	(1,709)	(1,709)	(1,709)	(1,709)	(1,709)
Loss on interest rate cap	(2)	(117)	-	-	-
Interest and other income	74	68	59	43	(1)
Total other income (expense)	**$ (1,637)**	**$ (1,758)**	**$ (1,650)**	**$ (1,666)**	**$ (1,710)**
Income (loss) before income tax expense	**$ 2,218**	**$ 1,778**	**$ 2,073**	**$ 2,396**	**$ 1,780**
Income tax benefit (expense)	(4)	(7)	(7)	(3)	(7)
Income (loss) from unconsolidated joint ventures	**$ 2,214**	**$ 1,771**	**$ 2,066**	**$ 2,393**	**$ 1,773**

(1) Reflects CXP's ownership share of revenues, expenses and amortization of basis differences (see page 8, footnote 3) for properties held in unconsolidated joint ventures (see page 19).

(2) Lease revenues include base rent and tenant reimbursements.

(3) Other property income includes lease termination income (through Q1 '19), cafeteria revenue, fitness center revenue, and management fee reimbursements.

Supplemental Information - Q2 2019 10

Columbia Property Trust, Inc.

Normalized Funds From Operations (NFFO) & Adjusted Funds From Operations (AFFO) (1)

Unaudited (in thousands, except per-share amounts)

	Three Months Ended				
	6/30/2019	3/31/2019	12/31/2018	9/30/2018	6/30/2018
Net Operating Income (based on GAAP rents)	**$ 65,472**	**$ 66,646**	**$ 68,638**	**$ 67,953**	**$ 68,049**
Non-cash carrying costs for Shuman Boulevard (2)	-	-	-	-	196
Management fee income	1,898	1,869	1,982	1,825	1,818
General and administrative - corporate	(8,180)	(8,424)	(8,600)	(8,303)	(8,282)
General and administrative - unconsolidated joint ventures	(838)	(809)	(895)	(746)	(736)
Interest expense (net)	(10,897)	(12,094)	(13,236)	(13,049)	(14,300)
Interest income from development authority bonds	-	-	1,471	1,800	1,800
Income tax expense	(9)	(7)	(21)	(3)	(6)
Adjustments included in income (loss) from unconsolidated joint ventures	(2,672)	(2,758)	(2,899)	(2,731)	(2,747)
Normalized FFO	**$ 44,774**	**$ 44,423**	**$ 46,440**	**$ 46,746**	**$ 45,792**
Normalized FFO per share (basic)	**$ 0.38**	**$ 0.38**	**$ 0.40**	**$ 0.40**	**$ 0.39**
Normalized FFO per share (diluted)	**$ 0.38**	**$ 0.38**	**$ 0.40**	**$ 0.40**	**$ 0.39**
Net Operating Income (based on cash rents)	**$ 59,019**	**$ 58,854**	**$ 61,669**	**$ 58,988**	**$ 56,701**
Non-cash carrying costs for Shuman Boulevard (2)	-	-	-	-	196
Management fee income	1,898	1,869	1,982	1,825	1,818
General and administrative - corporate	(8,180)	(8,424)	(8,600)	(8,303)	(8,282)
General and administrative - unconsolidated joint ventures	(838)	(809)	(895)	(746)	(736)
Non-cash operating lease expense in G&A	(30)	(30)	-	-	-
Stock based compensation expense in G&A (3)	2,102	1,539	1,614	1,630	2,194
Straight-line rent receivable write-off in G&A (4)	-	-	-	-	350
Interest expense - cash (net)	(10,256)	(11,454)	(11,088)	(10,529)	(11,673)
Income tax expense	(9)	(7)	(21)	(3)	(6)
Adjustments included in income (loss) from unconsolidated joint ventures	(3,071)	(3,158)	(3,273)	(3,124)	(3,140)
Maintenance capital (5) (6)	(2,310)	(9,715)	(3,128)	(10,877)	(5,283)
AFFO	**$ 38,325**	**$ 28,665**	**$ 38,260**	**$ 28,861**	**$ 32,139**
Weighted-average common shares outstanding - basic	116,509	116,462	116,853	117,609	118,035
Weighted-average common shares outstanding - diluted	116,823	116,880	117,359	118,207	118,462

(1) For definitions and reconciliations of these non-GAAP financial metrics, see pages 30 - 36.

(2) The OfficeMax lease expired in May 2017, and the non-recourse mortgage note matured in July 2017. The property was transferred to the lender on April 13, 2018 in settlement of the loan principal, accrued interest expense and accrued property operating expenses.

(3) This item represents the noncash impact of compensation expense related to stock grants under our 2013 Long-Term Incentive Plan within general and administrative expense.

(4) Includes adjustments for straight-line rent related to lease terminations within general and administrative expense.

(5) See page 36 of this supplemental report for a description of Maintenance Capital and page 15 for a detail of all capital expenditures.

(6) Includes CXP's ownership share of capital expenditures for properties held in unconsolidated joint ventures (see page 19).

Supplemental Information - Q2 2019 11

Columbia Property Trust, Inc.

Net Operating Income - Quarterly (1)

Unaudited (in thousands)

	Three Months Ended				
	6/30/2019	3/31/2019	12/31/2018	9/30/2018	6/30/2018
Net Operating Income (based on GAAP rents)					
Revenues:					
Lease Revenues (page 9)	$ 67,941	$ 66,889	$ 66,872	$ 65,445	$ 64,418
Other Property Income	1,186	1,537	1,235	1,216	1,593
Total Revenues	**$ 69,127**	**$ 68,426**	**$ 68,107**	**$ 66,661**	**$ 66,011**
Total Operating Expenses	**(21,605)**	**(21,937)**	**(21,035)**	**(20,043)**	**(20,716)**
Same Store Net Operating Income (based on GAAP rents) wholly-owned properties (2)	**$ 47,522**	**$ 46,489**	**$ 47,072**	**$ 46,618**	**$ 45,295**
Same Store Net Operating Income (based on GAAP rents) CXP Ownership of Properties in Unconsolidated Joint Ventures (3)	**$ 17,459**	**$ 17,719**	**$ 17,701**	**$ 17,648**	**$ 17,155**
Same Store NOI (based on GAAP rents)	**$ 64,981**	**$ 64,208**	**$ 64,773**	**$ 64,266**	**$ 62,450**
Net Operating Income from:					
Acquisitions (4)	195	102	245	-	-
Dispositions (5) (6)	296	2,336	3,620	3,687	5,599
Net Operating Income (based on GAAP rents)	**$ 65,472**	**$ 66,646**	**$ 68,638**	**$ 67,953**	**$ 68,049**
Net Operating Income (based on cash rents)					
Revenues:					
Lease Revenues	$ 63,223	$ 61,050	$ 62,286	$ 59,594	$ 58,125
Other Property Income	1,186	1,537	1,235	1,216	1,593
Total Revenues	**$ 64,409**	**$ 62,587**	**$ 63,521**	**$ 60,810**	**$ 59,718**
Total Operating Expenses	**(21,436)**	**(21,770)**	**(20,899)**	**(19,905)**	**(20,580)**
Same Store Net Operating Income (based on cash rents) wholly-owned properties (2)	**$ 42,973**	**$ 40,817**	**$ 42,622**	**$ 40,905**	**$ 39,138**
Same Store Net Operating Income (based on cash rents) CXP Ownership of Properties in Unconsolidated Joint Ventures (3)	**$ 15,478**	**$ 15,425**	**$ 15,353**	**$ 14,758**	**$ 14,680**
Same Store NOI (based on cash rents)	**$ 58,451**	**$ 56,242**	**$ 57,975**	**$ 55,663**	**$ 53,818**
Same Store NOI - % Change (same quarter prior year)	**8.6%**				
Net Operating Income from:					
Acquisitions (4)	247	154	227	-	-
Dispositions (5) (6)	321	2,458	3,467	3,325	2,883
Net Operating Income (based on cash rents)	**$ 59,019**	**$ 58,854**	**$ 61,669**	**$ 58,988**	**$ 56,701**

(1) For definitions and reconciliations of these non-GAAP financial metrics, see pages 30 - 36.

(2) Reflects NOI from properties that were wholly-owned for the entirety of the periods presented.

(3) Reflects CXP's ownership share of NOI for properties held in unconsolidated joint ventures (see page 19).

(4) Reflects activity for the following properties acquired since April 1, 2018, for all periods presented: Lindbergh Center (retail) and 799 Broadway (49.7% share).

(5) Reflects activity for the following properties sold since April 1, 2018, for all periods presented: One & Three Glenlake and 222 East 41st Street.

(6) Reflects activity for 263 Shuman Boulevard that was transferred to the lender on April 13, 2018.

Supplemental Information - Q2 2019 12

Columbia Property Trust, Inc. Net Operating Income - Year to Date (1) Unaudited (in thousands) Six Months Ended 6/30/2019 6/30/2018 Net Operating Income (based on GAAP rents) Revenues: Lease Revenues (page 9) $ 134,830 $ 126,577 Other Property Income 2,723 2,645 Total Revenues $ 137,553 $ 129,222 Total Operating Expenses (43,542) (41,131) Same Store Net Operating Income $ 94,011 $ 88,091 (based on GAAP rents) wholly-owned properties (2) Same Store Net Operating Income (based on GAAP rents) $ 35,178 $ 34,001 CXP Ownership of Properties in Unconsolidated Joint Ventures (3) Same Store NOI (based on GAAP rents) $ 129,189 $ 122,092 Net Operating Income from: Acquisitions (4) 297 - Dispositions (5) (6) 2,632 12,816 Net Operating Income (based on GAAP rents) $ 132,118 $ 134,908 Net Operating Income (based on cash rents) Revenues: Lease Revenues $ 124,273 $ 114,255 Other Property Income 2,723 2,645 Total Revenues $ 126,996 $ 116,900 Total Operating Expenses (43,206) (40,858) Same Store Net Operating Income $ 83,790 $ 76,042 (based on cash rents) wholly-owned properties (2) Same Store Net Operating Income (based on cash rents) $ 30,903 $ 28,776 CXP Ownership of Properties in Unconsolidated Joint Ventures (3) Same Store NOI (based on cash rents) $ 114,693 $ 104,818 Same Store NOI - % Change (same period prior year) 9.4% Net Operating Income from: Acquisitions (4) 401 - Dispositions (5) (6) 2,779 6,126 Net Operating Income (based on cash rents) $ 117,873 $ 110,944 (1) For definitions and reconciliations of these non-GAAP financial metrics, see pages 30 - 36. (2) Reflects NOI from properties that were wholly-owned for the entirety of the periods presented. (3) Reflects CXP's ownership share of NOI for properties held in unconsolidated joint ventures (see page 19). (4) Reflects activity for the following properties acquired since January 1, 2018, for all periods presented: Lindbergh Center (retail) and 799 Broadway (49.7% (5) Reflects activity for the following properties sold since January 1, 2018, for all periods presented: One & Three Glenlake, 222 East 41st Street, University Circle (22.5% share) and 333 Market Street (22.5% share). (6) Reflects activity for 263 Shuman Boulevard that was transferred to the lender on April 13, 2018. Supplemental Information - Q2 2019 13

Columbia Property Trust, Inc.

Third-Party Management Income

Unaudited (in thousands)

Income earned from managing the following properties, in which CXP owns interests through unconsolidated joint ventures at the following percentages as of 6/30/19: Market Square - 51%, University Circle - 55%, 333 Market Street - 55% and 1800 M Street - 55%.

	Three Months Ended				
	6/30/2019	**3/31/2019**	**12/31/2018**	**9/30/2018**	**6/30/2018**
JV Total:					
Management fee income (page 9) (1)	$ 1,898	1,869	1,982	1,825	1,818
General and administrative - unconsolidated joint ventures (page 9)	(838)	(809)	(895)	(746)	(736)
Subtotal	**$ 1,060**	**$ 1,060**	**$ 1,087**	**$ 1,079**	**$ 1,082**
Less CXP Share:					
Management fee income	$ 1,023	$ 1,008	$ 1,070	$ 967	$ 955
General and administrative - unconsolidated joint ventures	(440)	(434)	(480)	(400)	(395)
Subtotal	**$ 583**	**$ 574**	**$ 590**	**$ 567**	**$ 560**
JV Partner's Share:					
Management fee income	$ 875	$ 861	$ 912	$ 858	$ 863
General and administrative - unconsolidated joint ventures	(398)	(375)	(415)	(346)	(341)
Total - Third-Party Management Income	**$ 477**	**$ 486**	**$ 497**	**$ 512**	**$ 522**

(1) Includes non-recurring leasing fees.

Supplemental Information - Q2 2019 14

Columbia Property Trust, Inc.

Capital Expenditure Summary (1)

Unaudited ($ in thousands)

Capital Expenditures	Three Months Ended				
	6/30/2019	3/31/2019	12/31/2018	9/30/2018	6/30/2018
Maintenance					
Building Capital	$ 1,626	$ 997	$ 2,548	$ 2,151	$ 2,219
Tenant Improvements	182	13,563 (2)	(2,150)	1,677	1,637
Leasing Commissions	425	489	2,841	3,986	1,510
Other Leasing Costs (3)	77	(5,334)	(111)	3,063	(83)
Total - Maintenance	**$ 2,310**	**$ 9,715**	**$ 3,128**	**$ 10,877**	**$ 5,283**
Investment					
Building Capital	$ 5,685	$ 4,451	$ 3,548	$ 8,404	$ 7,606
Tenant Improvements	7,996	4,740	6,229	2,821	12,490
Leasing Commissions	1,058	1,047	7,749	543	2,329
Other Leasing Costs (3)	(63)	450	(85)	(52)	(2,113)
Development Projects (see page 29)					
149 Madison Avenue (4)	1,665	2,204	5,366	1,393	1,683
799 Broadway (5)	3,932	2,933	6,119	-	-
Total - Investment	**$ 20,273**	**$ 15,825**	**$ 28,926**	**$ 13,109**	**$ 21,995**
Maintenance & Investment					
Building Capital	$ 7,311	$ 5,448	$ 6,096	$ 10,555	$ 9,825
Tenant Improvements	8,178	18,303	4,079	4,498	14,127
Leasing Commissions	1,483	1,536	10,590	4,529	3,839
Other Leasing Costs (3)	14	(4,884)	(196)	3,011	(2,196)
Development Projects	5,597	5,137	11,485	1,393	1,683
Total - Maintenance & Investment	**$ 22,583**	**$ 25,540**	**$ 32,054**	**$ 23,986**	**$ 27,278**

(1) Includes CXP's ownership share of capital expenditures for properties held in unconsolidated joint ventures (see page 19).

(2) Excludes $13.4 million of accrued tenant improvements that reduced the sale price of Glenlake Parkway, which was sold on April 15, 2019.

(3) Tenant allowances that cover soft costs are accrued as Other Leasing Costs at lease execution. If used to fund hard costs, they are reclassified to Tenant Improvements as incurred.

(4) Amounts include capitalized interest of $0.9 million, $0.8 million, $0.9 million, $0.8 million, and $0.8 million, respectively.

(5) Amounts include capitalized interest of $1.1 million, $1.0 million and $1.2 million, respectively.

NOTE: See page 36 of this supplemental report for a description of Maintenance and Investment Capital.

Supplemental Information - Q2 2019 15

Columbia Property Trust, Inc.
Debt Overview

Unaudited ($ in thousands) (at 6/30/2019)

Debt Instrument - Secured	Maturity	Rate	Rate Type	Balance		% of Total Debt
Mortgage Debt - Unconsolidated JV						
799 Broadway - Construction Loan	October-21	LIBOR + 425 bps	Floating	$ 52,576	(1)	3.7%
Market Square	July-23	5.07%	Fixed	165,750	(2)	11.8%
Weighted Average / Secured - Mortgage Notes	**3.6 Years**	**5.46%**		**$ 218,326**		**15.5%**

Debt Instrument - Unsecured	Maturity	Rate	Rate Type	Balance	% of Total Debt
Bank Facilities					
$150 Million Term Loan (3)	July-22	3.07%	Fixed	$ 150,000	10.6%
$650 Million Revolving Credit Facility (4)	January-23	LIBOR + 90 bps	Floating	347,000	24.5%
$300 Million Term Loan (5)	January-24	LIBOR + 100 bps	Floating	-	0.0%
Weighted Average / Bank Facilities	**3.4 Years**	**3.23%**		**$ 497,000**	**35.1%**
Bonds					
$350 Million @ 4.150%	April-25	4.15%	Fixed	$ 350,000	24.7%
$350 Million @ 3.650%	August-26	3.65%	Fixed	350,000	24.7%
Weighted Average / Bonds	**6.4 Years**	**3.90%**		**$ 700,000**	**49.4%**
Weighted Average / Unsecured	**5.2 Years**	**3.62%**		**$ 1,197,000**	**84.5%**

Weighted Average / Total Debt	**4.9 Years**	**3.91% (6)**		**$ 1,415,326**	**100.0%**

Debt - consolidated	$ 1,197,000
Debt - unconsolidated	218,326
Total Debt	**$ 1,415,326**

Fixed and Floating Rate Debt Analysis	Weighted Ave Maturity	Weighted Ave Rate - Qtr		Balance	% of Total Debt
Fixed Rate Debt	5.5 Years	3.97%		$ 1,015,750	71.8%
Floating Rate Debt	3.4 Years	3.75%		399,576	28.2%
Total	**4.9 Years**	**3.91% (6)**		**$ 1,415,326**	**100.0%**

Debt Ratios	
Net Debt (Average) to Adjusted EBITDA*re* - Q2 2019 (7)	6.1x
Net Debt to Gross Real Estate Assets - 6/30/19 (7)	29.8%

(1) Reflects 49.7% of the 799 Broadway Joint Venture construction loan balance, in which CXP owns a 49.7% interest through an unconsolidated joint venture. The loan has a total capacity of $187 million, carries two, one-year extension options, and is subject to an interest rate agreement that caps LIBOR at 4%.

(2) Reflects 51% of the mortgage balance of the Market Square Joint Venture, in which CXP owns a 51% interest through an unconsolidated joint venture.

(3) Columbia Property Trust is party to an interest rate swap agreement, which effectively fixes its interest rate on the $150 Million Term Loan at 3.07% per annum and terminates on July 29, 2022. The spread of 1.10% over the swapped rate is based on the company's credit rating. This interest rate swap agreement qualifies for hedge accounting treatment; therefore, changes in fair value are recorded as a market value adjustment to interest rate swap in our consolidated statements of other comprehensive income.

(4) The Revolving Credit Facility ($650MM) bears interest at a rate based on, at the option of Columbia Property Trust, LIBOR for seven days, one-, two-, three-, or six-month periods, plus an applicable margin ranging from 0.775% to 1.45% based on credit rating, or the alternate base rate which is the greater of (a) Prime Rate, (b) Fed Funds plus 1/2 of 1%, and (c) the Libor Rate for a one-month period plus 1%, plus an applicable margin ranging from 0.00% to 0.45% based on credit rating. This facility carries two six-month extension options.

(5) The $300 Million Term Loan bears interest at a rate based on, at the option of Columbia Property Trust, LIBOR for seven days, one-, two-, three-, or six-month periods, plus an applicable margin ranging from 0.85% to 1.65% based on credit rating, or the alternate base rate which is the greater of (a) Prime Rate, (b) Fed Funds plus 1/2 of 1%, and (c) the Libor Rate for a one-month period plus 1%, plus an applicable margin ranging from 0.00% to 0.65% based on credit rating. The term loan is currently undrawn and includes a delayed-draw feature allowing CXP until December 7, 2019 to fully draw the loan in up to three installments.

(6) During second quarter of 2019, CXP's ownership share of interest expense and capitalized interest were $12.6 million and $2.5 million, respectively.

(7) Net debt is calculated by reducing our debt balance for cash on hand.

Supplemental Information - Q2 2019 16

Columbia Property Trust, Inc. Debt Covenant Compliance Unaudited (at 6/30/2019) Bond Covenant Compliance Metric Actual (6/30/19) Debt to Total Asset Value Ratio Max 60% 26.9% Interest Coverage Ratio (adjusted EBITDA) Min 1.50x 3.45x Secured Debt to Total Asset Value Ratio Max 40% 0.0% Maintenance of Total Unencumbered Assets Min 150% 283.2% Term Loan / Revolving Credit Facility Covenant Compliance Metric Actual (6/30/19) Debt to Total Asset Value Ratio Max 60% 32.4% Interest Coverage Ratio (adjusted EBITDA) Min 1.50x 3.78x Secured Debt to Total Asset Value Ratio Max 40% 5.0% Unsecured Debt to Unencumbered Asset Value Ratio Max 60% 37.2% Unencumbered Interest Coverage Ratio Min 1.75x 4.75x Supplemental Information - Q2 2019 17

Columbia Property Trust, Inc.

Debt Maturities

Unaudited ($ in thousands) (at 6/30/2019)

Maturity	Secured Mortgage Debt	Unsecured Bank Facilities	Unsecured Bonds	Total Debt	% of Total Debt	Interest Rate (1)	% of Gross Real Estate Assets
2019	$ -	$ -	$ -	$ -	0.0%	0.00%	0.0%
2020	-	-	-	-	0.0%	0.00%	0.0%
2021	52,576	-	-	52,576	3.7%	6.70%	1.1%
2022	-	150,000	-	150,000	10.6%	3.07%	3.2%
2023	165,750	347,000	-	512,750	36.3%	3.88%	11.1%
2024	-	-	-	-	0.0%	0.00%	0.0%
2025	-	-	350,000	350,000	24.7%	4.15%	7.6%
2026	-	-	350,000	350,000	24.7%	3.65%	7.6%
Total	**$ 218,326**	**$ 497,000**	**$ 700,000**	**$ 1,415,326**	**100.0%**	**3.91%**	**30.6%**
% of Total Debt	**15.4%**	**35.1%**	**49.5%**				



Maturity Schedule ($M)
$600
$500
$400
$300
$200
$100
$0
3.88%
$347
$166
6.70%
$53
3.07%
$150
4.15%
$350
3.65%
$350
2019
2020
2021
2022
2023
2024
2025
2026
Mortgage Debt - JV
Term Loans
Line of Credit
Bonds

(1) Weighted average. Includes effective rates on variable rate loans swapped to fixed.

Supplemental Information - Q2 2019 18

Columbia Property Trust, Inc.

Summary of Unconsolidated Joint Ventures

Unaudited ($ in thousands) (at 6/30/2019)

Property	CXP Ownership	Investment in Unconsolidated Joint Venture	
Market Square	51%	$ 136,523	(1)
333 Market Street	55%	271,972	
University Circle	55%	288,460	
114 5th Avenue	49.5%	94,550	
1800 M Street	55%	235,118	
799 Broadway	49.7%	38,025	(2)
Investment in Unconsolidated Joint Ventures (page 8)		**$ 1,064,648**	**(3)**

(1) Market Square Joint Venture holds a $325 million mortgage note. CXP's ownership share is $165.8 million (see page 16).

(2) 799 Broadway Joint Venture holds a construction loan with a balance of $105.8 million. CXP's ownership share is $52.6 million (see page 16).

(3) Includes basis differences (see footnote 3 page 8).

Supplemental Information - Q2 2019 19

Columbia Property Trust, Inc.

Property Overview - Gross Real Estate Assets, Net Operating Income & Annualized Lease Revenue

Unaudited ($ in thousands) (at 6/30/2019)

Property	Market	Ownership %	Secured Debt?	Gross Real Estate Assets (1)		Annualized Lease Revenue (ALR)	Net Operating Income - Q2 2019 (based on GAAP rents)	Net Operating Income - Q2 2019 (based on cash rents)
229 West 43rd Street	New York, NY	100%		$ 513,473		$ 35,210	$ 6,371	$ 5,427
315 Park Avenue South	New York, NY	100%		403,505		29,657	4,125	2,938
249 West 17th Street	New York, NY	100%		342,077		23,771	5,839	4,594
95 Columbus	Jersey City, NJ	100%		204,500		25,486	4,037	4,313
218 West 18th Street	New York, NY	100%		180,334		11,596	2,866	1,881
114 5th Avenue	New York, NY	49.5%		211,623	(2)	17,363 (2)	509 (2)	1,421 (2)
149 Madison Avenue	New York, NY	100%		99,943		- (3)	-	-
799 Broadway	New York, NY	49.7%	Yes	89,237	(2)	- (3)	(67) (2)	(67) (2)
Subtotal - New York				2,044,692	44%	143,083	23,680	20,507
650 California Street	San Francisco, CA	100%		342,547		36,300	5,635	5,322
333 Market Street	San Francisco, CA	55%		276,468	(2)	14,597 (2) (4)	4,779 (2)	3,312 (2)
221 Main Street	San Francisco, CA	100%		247,526		29,129	4,446	4,017
University Circle	East Palo Alto, CA	55%		292,577	(2)	25,993 (2)	5,547 (2)	4,862 (2)
Subtotal - San Francisco				1,159,118	25%	106,019	20,407	17,513
Market Square	Washington, D.C.	51%	Yes	306,563	(2)	26,193 (2)	3,268 (2)	3,224 (2)
1800 M Street	Washington, D.C.	55%		242,052	(2)	19,438 (2)	3,355 (2)	2,659 (2)
80 M Street	Washington, D.C.	100%		107,301		13,181	1,963	1,909
Subtotal - Washington, D.C.				655,916	14%	58,812	8,586	7,792
Lindbergh Center (5)	Atlanta, GA	100%		313,475		26,780 (4)	5,823	5,999
Cranberry Woods Drive	Pittsburgh, PA	100%		203,771		14,774 (4)	3,877	3,663
116 Huntington Avenue	Boston, MA	100%		138,662		16,116	1,875	2,055
Pasadena Corporate Park	Los Angeles, CA	100%		112,130		8,688	1,163	1,403
Subtotal - Other				768,038	17%	66,358	12,738	13,120
Corporate & Other				3,161		-	61 (6)	87 (6)
Total - All Properties (2)				**$ 4,630,925**		**$ 374,272**	**$ 65,472**	**$ 59,019**
Total - wholly-owned properties				**$ 3,212,405**		**$ 270,688**	**$ 48,081**	**$ 43,608**
Total - CXP Share of Properties in Unconsolidated Joint Ventures				**$ 1,418,520**		**$ 103,584**	**$ 17,391**	**$ 15,411**

(1) Gross Real Estate Assets includes (i) land, (ii) building and improvements, (iii) intangible lease assets, (iv) construction in progress, and (v) intangible lease origination costs, less (vi) intangible lease liabilities. Excludes right of use assets and lease liabilities

(2) Reflects CXP's ownership share in the property which is held in an unconsolidated joint venture, including any basis differences (page 8).

(3) Excluded as the property is currently under redevelopment / development.

(4) Reimbursements are excluded, as operating expenses, except for insurance expense, are paid directly by the tenant.

(5) Includes retail component that was acquired on October 24, 2018 (see page 27).

(6) Includes portfolio operating costs and, when applicable, net operating income for previously sold properties.

Supplemental Information - Q2 2019 20

Columbia Property Trust, Inc.

Property Overview - Square Feet & Occupancy

Unaudited (SF in thousands) (at 6/30/2019)

Property	Market	Ownership %	Rentable Square Feet	Leased Square Feet	Percent Leased	Commenced Occupancy	Average Economic Occupancy (1)
229 West 43rd Street	New York, NY	100%	482	450	93.4%	93.4%	86.8%
315 Park Avenue South	New York, NY	100%	332	332	100.0%	94.9%	80.1%
249 West 17th Street	New York, NY	100%	281	281	100.0%	100.0%	100.0%
95 Columbus	Jersey City, NJ	100%	630	630	100.0%	100.0%	100.0%
218 West 18th Street	New York, NY	100%	166	166	100.0%	100.0%	91.9%
114 5th Avenue	New York, NY	49.5%	174 (2)	174 (2)	100.0%	100.0%	100.0%
149 Madison Avenue	New York, NY	100%	- (3)	- (3)	-	-	-
799 Broadway	New York, NY	49.7%	- (3)	- (3)	-	-	-
Subtotal - New York			2,065	2,033	98.5%	97.7%	93.1%
650 California Street	San Francisco, CA	100%	469	456	97.2%	97.2%	92.9%
333 Market Street	San Francisco, CA	55%	361 (2)	361 (2)	100.0%	100.0%	100.0%
221 Main Street	San Francisco, CA	100%	380	375	98.7%	90.5%	88.1%
University Circle	East Palo Alto, CA	55%	249 (2)	242 (2)	97.2%	97.2%	96.7%
Subtotal - San Francisco			1,459	1,434	98.3%	96.1%	94.1%
Market Square	Washington, D.C.	51%	355 (2)	323 (2)	91.0%	87.1%	78.5%
1800 M Street	Washington, D.C.	55%	311 (2)	300 (2)	96.5%	92.8%	87.8%
80 M Street	Washington, D.C.	100%	286	245	85.7%	84.0%	78.6%
Subtotal - Washington, D.C.			952	868	91.2%	88.0%	81.6%
Lindbergh Center (4)	Atlanta, GA	100%	1,105	1,092	98.8%	96.6%	98.1%
Cranberry Woods Drive	Pittsburgh, PA	100%	824	824	100.0%	100.0%	100.0%
116 Huntington Avenue	Boston, MA	100%	272	272	100.0%	88.8%	88.8%
Pasadena Corporate Park	Los Angeles, CA	100%	262	246	93.9%	93.9%	93.9%
Subtotal - Other			2,463	2,434	98.8%	96.6%	97.3%
Total - All Properties (2)			**6,939**	**6,769**	**97.6%**	**95.6%**	**93.2%**
Total - All Properties (at 100%)			**8,211 (5)**	**7,996 (5)**			

(1) Total square feet of leases that have commenced and the tenant is paying rent divided by total rentable square feet. Monthly average for the current quarter.

(2) Reflects CXP's ownership share in the property which is held in an unconsolidated joint venture.

(3) Excluded as the property is currently under redevelopment / development.

(4) Includes retail component that was acquired on October 24, 2018 (see page 27).

(5) Includes 100% of properties held in unconsolidated joint ventures (see page 19).

Supplemental Information - Q2 2019 21

Columbia Property Trust, Inc.

Occupancy Summary (1)

Unaudited (SF in thousands) (at 6/30/2019)

	Rentable Square Footage (1)	Leased Square Footage (1)	Percent Leased
As of March 31, 2019	**7,645**	**7,427**	**97.1%**
Dispositions (2)			
One & Three Glenlake	(706)	(706)	100.0%
Subtotal	**6,939**	**6,721**	
Leasing Activity			
New Leases (3)	-	57	
Lease Expirations/Early Terminations		(9)	
Net Absorption	**-**	**48**	
As of June 30, 2019	**6,939**	**6,769**	**97.6%**


Percent Leased
100%
95%
90%
85%
97.1%
97.3%
97.4%
97.1%
97.6%
6/30/18
9/30/18
12/31/18
3/31/19
6/30/19

(1) Excludes 149 Madison and 799 Broadway which are currently under redevelopment / development.

(2) As of disposition date.

(3) New leasing activity for space that was either vacant at the beginning of the quarter or that became available due to expiration/termination of an existing lease.

Supplemental Information - Q2 2019 22

Columbia Property Trust, Inc.
Leasing Summary

Unaudited (weighted average unless otherwise noted)

	Three Months Ended				
	6/30/2019	3/31/2019	12/31/2018	9/30/2018	6/30/2018
Renewal Leases					
Number of Leases	3	1	3	5	2
Square Feet of Leasing (at 100%)	14,138	7,697	243,717	236,755	22,630
Square Feet of Leasing (at CXP's share) (1)	7,210	3,925	234,791	230,045	22,630
Lease Term (months)	87	56	61	38	37
Tenant Improvements per Square Foot	90.00	102.91	30.77	14.25	3.74
Leasing Commissions per Square Foot	33.25	23.53	26.13	11.48	8.14
Total per Square Foot	$ 123.25	$ 126.44	$ 56.90	$ 25.73	$ 11.88
Tenant Improvements per Square Foot per Year of Lease Term	12.47	22.05	6.03	4.46	1.22
Leasing Commissions per Square Foot per Year of Lease Term	4.61	5.04	5.12	3.60	2.65
Total per Square Foot per Year	$ 17.08	$ 27.09	$ 11.15	$ 8.06	$ 3.87
Cash Rent Releasing Spread (2)	**-3.6%**	**-0.6%**	**6.2%**	**3.1%**	**5.1%**
GAAP Rent Releasing Spread (2)	**-0.5%**	**0.0%**	**12.5%**	**5.5%**	**5.7%**
New Leases (Space Vacant > 1 Year)					
Number of Leases	9	7	8	6	4
Square Feet of Leasing (at 100%)	59,285	59,339	154,620	21,347	44,087
Square Feet of Leasing (at CXP's share) (1)	47,883	48,457	145,068	16,071	32,337
Lease Term (months)	115	91	190	108	121
Tenant Improvements per Square Foot	105.61	115.18	98.98	110.01	112.17
Leasing Commissions per Square Foot	21.81	26.93	29.54	30.29	42.81
Total per Square Foot	$ 127.42	$ 142.11	$ 128.52	$ 140.30	$ 154.98
Tenant Improvements per Square Foot per Year of Lease Term	10.99	15.22	6.26	12.28	11.15
Leasing Commissions per Square Foot per Year of Lease Term	2.27	3.56	1.87	3.38	4.26
Total per Square Foot per Year	$ 13.26	$ 18.78	$ 8.13	$ 15.66	$ 15.41
New Leases (Space Vacant < 1 Year) (3)					
Number of Leases	1	5	4	6	4
Square Feet of Leasing (at 100%)	5,838	16,301	43,447	162,615	83,343
Square Feet of Leasing (at CXP's share) (1)	5,838	14,834	35,527	158,910	82,361
Lease Term (months)	73	158	96	138	115
Tenant Improvements per Square Foot	70.79	58.71	64.53	72.77	43.92
Leasing Commissions per Square Foot	18.25	130.29	24.46	22.08	21.38
Total per Square Foot	$ 89.04	$ 189.00	$ 88.99	$ 94.85	$ 65.30
Tenant Improvements per Square Foot per Year of Lease Term	11.64	4.45	8.08	6.33	4.58
Leasing Commissions per Square Foot per Year of Lease Term	3.00	9.87	3.06	1.92	2.23
Total per Square Foot per Year	$ 14.64	$ 14.32	$ 11.14	$ 8.25	$ 6.81
Cash Rent Releasing Spread (2)	**79.5%**	**41.0%**	**49.8%**	**9.1%**	**-0.7%**
GAAP Rent Releasing Spread (2)	**118.5%**	**65.8%**	**70.1%**	**21.8%**	**13.9%**
Total Leases					
Number of Leases	13	13	15	17	10
Square Feet of Leasing (at 100%)	79,261	83,337	441,784	420,717	150,060
Square Feet of Leasing (at CXP's share) (1)	60,931	67,216	415,386	405,026	137,328
Lease Term (months)	108	130	130	119	112
Tenant Improvements per Square Foot	100.43	92.01	68.10	65.95	61.97
Leasing Commissions per Square Foot	22.73	68.65	27.81	20.96	27.01
Total per Square Foot	$ 123.16	$ 160.66	$ 95.91	$ 86.91	$ 88.98
Tenant Improvements per Square Foot per Year of Lease Term	11.23	13.24	6.29	5.51	5.57
Leasing Commissions per Square Foot per Year of Lease Term	2.62	5.04	3.81	2.93	2.78
Total per Square Foot per Year	$ 13.85	$ 18.28	$ 10.10	$ 8.44	$ 8.35
Cash Rent Releasing Spread (2)	**35.6%**	**38.2%**	**11.4%**	**8.2%**	**-0.2%**
GAAP Rent Releasing Spread (2)	**55.6%**	**61.7%**	**19.3%**	**19.1%**	**13.1%**

(1) Reflects CXP's ownership share for properties held in unconsolidated joint ventures.

(2) Spread calculation is based on the change in net rent (base rent plus reimbursements less operating expenses) for square feet of leasing (at 100% ownership).

(3) Includes executed leases that have not yet commenced for space covered by an existing lease.

Supplemental Information - Q2 2019 23

Columbia Property Trust, Inc.

Lease Expiration Schedule

Unaudited (SF & $ in thousands) (at 6/30/2019)

Year	Expiring Annualized Lease Revenue (ALR)	% of ALR Expiring	Expiring Rentable Square Footage	% of Rentable Square Footage Expiring
Vacant	$ -	0.0%	170	2.4%
2019	4,880	1.3%	66	1.0%
2020	19,883	5.3%	311	4.5%
2021	65,357	17.5%	1,764	25.4%
2022	24,628	6.6%	454	6.5%
2023	31,321	8.4%	387	5.6%
2024	22,470	6.0%	265	3.8%
2025	46,210	12.3%	613	8.8%
2026	37,421	10.0%	725	10.5%
2027	15,647	4.2%	198	2.9%
2028	7,250	1.9%	112	1.6%
2029	18,690	5.0%	238	3.4%
2030	31,131	8.3%	389	5.6%
2031	1,014	0.3%	31	0.5%
2032	16,951	4.5%	854	12.3%
2033+	31,419	8.4%	362	5.2%
Total	**$ 374,272**	**100.0%**	**6,939**	**100.0%**


Lease Expiration Schedule
20.0%
15.0%
10.0%
5.0%
0.0%
1.3%
5.3%
17.5%
6.6%
8.4%
6.0%
12.3%
10.0%
4.2%
1.9%
5.0%
8.3%
0.3%
4.5%
8.4%
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033+
% of ALR Expiring

NOTE: Expirations that have been renewed are reflected above based on the renewal expiration date.

Supplemental Information - Q2 2019 24

Columbia Property Trust, Inc.

Lease Expiration by Market

Unaudited (SF & $ in thousands)

	New York (1)			San Francisco (1)			Washington, D.C. (1)		
Period	Expiring SF	Current ALR (2)	Per SF	Expiring SF	Current ALR (2)	Per SF	Expiring SF	Current ALR (2)	Per SF
Q3 2019	-	-	-	28	2,553	91.18	8	389	48.63
Q4 2019	-	-	-	15	1,091	72.73	6	319	53.17
Total - 2019	-	-	-	43	3,644	84.74	14	708	50.57
Q1 2020	-	-	-	11	879	79.91	12	918	76.50
Q2 2020	8	261	32.63	77	5,977	77.62	5	425	85.00
Q3 2020	34	2,182	64.18	64	4,416	69.00	-	-	-
Q4 2020	1	56	56.00	16	1,270	79.38	2	191	95.50
Total - 2020	43	2,499	58.12	168	12,542	74.65	19	1,534	80.74
2021	499	20,979	42.04	120	10,835	90.29	104	6,985	67.16
2022	83	6,525	78.61	27	2,568	95.11	105	6,476	61.68
2023	68	5,598	82.32	173	16,735	96.73	77	5,036	65.40
Thereafter	1,340	107,482	80.21	903	59,695	66.11	549	38,073	69.35
Total	**2,033**	**$ 143,083**	**$ 70.38**	**1,434**	**$ 106,019**	**$ 73.93**	**868**	**$ 58,812**	**$ 67.76**

	Other			All Markets		
Period	Expiring SF	Current ALR (2)	Per SF	Expiring SF	Current ALR (2)	Per SF
Q3 2019	9	528	58.67	45	3,470	77.11
Q4 2019	-	-	-	21	1,410	67.14
Total - 2019	9	528	58.67	66	4,880	73.94
Q1 2020	4	205	51.25	27	2,002	74.15
Q2 2020	-	-	-	90	6,663	74.03
Q3 2020	67	2,559	38.19	165	9,157	55.50
Q4 2020	10	544	54.40	29	2,061	71.07
Total - 2020	81	3,308	40.84	311	19,883	63.93
2021	1,041	26,558	25.51	1,764	65,357	37.05
2022	239	9,059	37.90	454	24,628	54.25
2023	69	3,952	57.28	387	31,321	80.93
Thereafter	995	22,953	23.07	3,787	228,203	60.26
Total	**2,434**	**$ 66,358**	**$ 27.26**	**6,769**	**$ 374,272**	**$ 55.29**

(1) Reflects CXP's ownership share for properties held in unconsolidated joint ventures.

(2) Expiring ALR is calculated as expiring square footage multiplied by the gross rent per square foot of the tenant currently leasing the space.

Supplemental Information - Q2 2019 25

Columbia Property Trust, Inc.

Top 20 Tenants & Tenant Industry Profile

Unaudited (SF & $ in thousands) (at 6/30/2019)

Tenant	Credit Rating (1)	Number of Properties	Annualized Lease Revenue (ALR) (2)	% of ALR	Leased Square Footage	% of Leased Square Footage	Remaining Lease Term Years (3)
AT&T Corporation/AT&T Services	BBB+	1	$ 22,894	6.1%	955	14.1%	1.5
Pershing LLC	A	1	18,816	5.0%	471	7.0%	2.0
Twitter	BB-	1	17,347	4.6%	215	3.2%	10.8
Wells Fargo Bank N.A.	AA-	3	15,658	4.2%	371	5.5%	6.9
Yahoo!	BB+	1	15,142	4.1%	193	2.8%	6.0
Westinghouse Electric Company	Not Rated	1	14,775	4.0%	824	12.2%	13.4
Snap Inc.	Not Rated	1	12,385	3.3%	154	2.3%	13.5
DocuSign, Inc.	Not Rated	1	11,351	3.0%	138	2.0%	5.1
WeWork Companies Inc.	Not Rated	2	7,846	2.1%	129	1.9%	11.6
DLA Piper US, LLP	Not Rated	1	7,385	2.0%	65	1.0%	4.0
Affirm, Inc.	Not Rated	1	7,025	1.9%	89	1.3%	6.8
Room & Board	Not Rated	1	5,521	1.5%	60	0.9%	15.3
Quality Technology Services	BB-	1	5,290	1.4%	128	1.9%	7.3
Amazon Web Services, Inc.	AA-	1	4,990	1.3%	49	0.7%	2.0
Credit Suisse	A	1	4,875	1.3%	62	0.9%	0.8
Gemini Trust Company, LLC	Not Rated	1	4,770	1.3%	51	0.8%	9.9
Pitchbook	Not Rated	1	4,629	1.2%	51	0.8%	10.6
BDG Media, Inc.	Not Rated	1	4,477	1.2%	51	0.7%	9.3
Green Dot	Not Rated	1	4,468	1.2%	142	2.1%	3.3
Prosper Marketplace	Not Rated	1	4,155	1.1%	50	0.7%	3.7
Subtotal - Top 20			**$ 193,799**	**51.8%**	**4,248**	**62.8%**	**7.0**
All other			180,473	48.2%	2,521	37.2%	5.3
Total			**$ 374,272**	**100.0%**	**6,769**	**100.0%**	**6.2**

Tenant Industry Profile (1)


Business Services
24.2%
Depository Institutions
10.4%
Engineering and Management Services
7.3%
Nondepository Institutions
6.8%
Communication
6.8%
Legal Services
6.2%
Security and Commodity Brokers
4.4%
Electric, Gas, and Sanitary Services
4.4%
Real Estate
3.4%
Retail
1.9%
Other
24.2%

(1) Credit rating may reflect the credit rating of the parent or a guarantor. Only the Standard & Poor's credit rating has been provided.

(2) Includes CXP's ownership share of ALR for properties held in unconsolidated joint ventures.

(3) Weighted average based on CXP's share of Annualized Lease Revenue.

Supplemental Information - Q2 2019 26

Columbia Property Trust, Inc.

Transaction Activity (1/1/17 - 7/24/19) - Acquisitions

Unaudited ($ in thousands)

Acquisitions

Property Name	Location	Acquisition Date	Percent Ownership	Purchase Price	Rentable Square Footage	$ / SF	% Leased at Acquisition
Lindbergh Center (retail)	Atlanta, GA	10/24/2018	100%	$ 23,000	146,419	$ 157	91.4%
149 Madison	New York, NY	11/28/2017	100%	87,700	127,000	691	0.0%
218 West 18th Street	New York, NY	10/11/2017	100%	174,700	165,670		100.0%
249 West 17th Street	New York, NY	10/11/2017	100%	339,400	281,294		100.0%
Subtotal (2 Property Portfolio)				514,100	446,964	1,150	
Total - Acquisitions (excluding Joint Ventures)				**$ 624,800**	**720,383**		

Property Purchased in Joint Venture	Location	Closing Date	% Purchased	Purchase Value @ 100%	Rentable Square Footage	$ / SF	% Leased at Closing Date
1800 M Street	Washington, D.C.	10/11/2017	55%	$ 421,000	580,930	$ 725	94.0%
114 5th Avenue	New York, NY	7/6/2017	49.5%	220,000	351,451	626	100.0%
Total - Joint Ventures				**$ 641,000**	**932,381**		

Property Purchased for Development in Joint Venture	Location	Closing Date	% Purchased	Purchase Value @ 100%	Approximate Developable Square Footage	Expected Delivery Date
799 Broadway	New York, NY	10/3/2018	49.7%	$ 145,500	182,000	2020

Supplemental Information - Q2 2019 27

Columbia Property Trust, Inc.

Transaction Activity (1/1/17 - 7/24/19) - Dispositions

Unaudited ($ in thousands)

Dispositions

Property Name	Location	Disposition Date	Percent Ownership	Gross Sale Price	Rentable Square Footage	$ / SF	% Leased at Disposition
One & Three Glenlake	Atlanta, GA	4/15/2019	100%	$ 227,500	710,832	320	100.0%
222 East 41st Street	New York, NY	5/29/2018	100%	332,500	389,522	854	100.0%
Key Center Tower	Cleveland, OH	1/31/2017	100%		1,326,153		81.8%
Key Center Marriott	Cleveland, OH	1/31/2017	100%		NA		
Subtotal (2 Property Portfolio)				267,500	1,326,153	NA	
5 Houston Center	Houston, TX	1/6/2017	100%		580,875		75.4%
Energy Center	Houston, TX	1/6/2017	100%		332,000		100.0%
515 Post Oak	Houston, TX	1/6/2017	100%		273,710		79.6%
Subtotal (3 Property Portfolio)				272,000	1,186,585	$ 229	83.2%
Total - Dispositions (excluding Joint Ventures)				**$ 1,099,500**	**3,613,092**		

Property Contributed to Joint Venture	Location	Closing Date	% Sold / Retained	Contributed Value @ 100%	Rentable Square Footage	$ / SF	% Leased at Closing Date
University Circle	San Francisco, CA		45% / 55%	$ 540,000	451,287	$ 1,197	100.0%
333 Market Street	San Francisco, CA		45% / 55%	500,000	657,114	761	100.0%
Subtotal (2 Property Portfolio)		7/6/2017 & 2/1/2018 (1)		$ 1,040,000	1,108,401	938	100.0%
Total - Joint Ventures				**$ 1,040,000**	**1,108,401**		

(1) A 22.5% ownership interest in both properties was sold within the Allianz joint venture on July 6, 2017 with an additional 22.5% ownership interest sold on February 1, 2018.

Supplemental Information - Q2 2019 28

Columbia Property Trust, Inc.

Development Projects

Unaudited ($ in thousands)

Project / Location	% Ownership	Approximate Square Feet	Project Start	Estimated Initial Occupancy	% Leased	CXP Share: Equity Invested to Date	CXP Share: Estimated Future Equity	CXP Share: Estimated Total Investment	Debt Balance at 6/30/19	Total Financing
149 Madison Avenue Redevelopment New York, NY	100%	121,000	Q4 2017	Q3 2020	94.5%	$ 103,234	$ 31,881	$ 135,115	$ -	$ -
799 Broadway New York, NY	49.7%	182,000	Q4 2018	Q4 2020	0.0%	$ 37,142	$ 21,461	$ 58,603	$ 52,576	$ 92,939

Supplemental Information - Q2 2019 29

Columbia Property Trust, Inc.

Reconciliation of Net Income to Normalized Funds From Operations (NFFO)

Unaudited (in thousands, except per-share amounts)

	Three Months Ended				
	6/30/2019	3/31/2019	12/31/2018	9/30/2018	6/30/2018
Net Income (loss)	$ **47,747**	$ **3,513**	$ **5,003**	$ **6,429**	$ **(3,439)**
Depreciation	19,335	20,404	20,401	19,878	20,681
Amortization	7,106	7,461	7,995	7,920	8,623
Adjustments included in income (loss) from unconsolidated joint ventures	12,502	12,928	12,668	12,519	12,632
Gain on sale of real estate assets	(41,918)	-	-	-	-
Impairment loss on real estate assets	-	-	-	-	30,812
FFO	$ **44,772**	$ **44,306**	$ **46,067**	$ **46,746**	$ **69,309**
Adjustments included in income (loss) from unconsolidated joint ventures	2	117	-	-	-
Non-cash carrying costs for Shuman Boulevard	-	-	-	-	196
(Gain) loss on extinguishment of debt	-	-	373	-	(23,713)
Normalized FFO	$ **44,774**	$ **44,423**	$ **46,440**	$ **46,746**	$ **45,792**
Normalized FFO per share (basic)	$ **0.38**	$ **0.38**	$ **0.40**	$ **0.40**	$ **0.39**
Normalized FFO per share (diluted)	$ **0.38**	$ **0.38**	$ **0.40**	$ **0.40**	$ **0.39**
Weighted-average common shares outstanding - basic	116,509	116,462	116,853	117,609	118,035
Weighted-average common shares outstanding - diluted	116,823	116,880	117,359	118,207	118,462

Reconciliation of Cash Flows From Operations to Adjusted Funds From Operations (AFFO)

Unaudited (in thousands, except per-share amounts)

	Three Months Ended				
	6/30/2019	3/31/2019	12/31/2018	9/30/2018	6/30/2018
Net Cash Provided by Operating Activities	$ **28,437**	$ **35,079**	$ **36,588**	$ **41,854**	$ **4,412**
Adjustments included in income (loss) from unconsolidated joint ventures	12,335	12,123	12,013	11,628	11,541
Distributions from unconsolidated joint ventures	(7,365)	(6,161)	(7,338)	(6,449)	(6,442)
Net changes in operating assets and liabilities	7,228	(2,661)	125	(7,295)	27,911
Maintenance capital (1) (2)	(2,310)	(9,715)	(3,128)	(10,877)	(5,283)
AFFO	$ **38,325**	$ **28,665**	$ **38,260**	$ **28,861**	$ **32,139**
Weighted-average common shares outstanding - basic	116,509	116,462	116,853	117,609	118,035
Weighted-average common shares outstanding - diluted	116,823	116,880	117,359	118,207	118,462

(1) See page 36 of this supplemental report for a description of Maintenance Capital and page 15 for a detail of all capital expenditures.
(2) Reflects CXP's ownership share of capital expenditures for properties held in unconsolidated joint ventures (see page 19).

Supplemental Information - Q2 2019 30

Columbia Property Trust, Inc.

Reconciliation of Net Operating Income (based on GAAP rents) to Net Operating Income (based on cash rents)

Unaudited (in thousands)

	Three Months Ended				
	6/30/2019	3/31/2019	12/31/2018	9/30/2018	6/30/2018
Net Operating Income (based on GAAP rents)	$ 65,472	$ 66,646	$ 68,638	$ 67,953	$ 68,049
Straight-line rental income, net (wholly-owned)	(3,329)	(4,390)	(3,689)	(5,056)	(7,736)
Straight-line rental income, net (joint venture)	469	166	418	(135)	424
Above/below market lease amortization, net (wholly-owned)	(1,143)	(1,109)	(933)	(1,020)	(1,138)
Above/below market lease amortization, net (joint venture)	(2,450)	(2,459)	(2,765)	(2,754)	(2,898)
Net Operating Income (based on cash rents)	$ 59,019	$ 58,854	$ 61,669	$ 58,988	$ 56,701

Reconciliation of Funds From Operations (FFO) to Adjusted Funds From Operations (AFFO)

Unaudited (in thousands)

	Three Months Ended				
	6/30/2019	3/31/2019	12/31/2018	9/30/2018	6/30/2018
FFO	$ 44,772	$ 44,306	$ 46,067	$ 46,746	$ 69,309
Adjustments included in income (loss) from unconsolidated joint ventures	2	117	-	-	-
Non-cash carrying costs for Shuman Boulevard	-	-	-	-	196
(Gain) loss on extinguishment of debt	-	-	373	-	(23,713)
Normalized FFO	$ 44,774	$ 44,423	$ 46,440	$ 46,746	$ 45,792
Above/below market lease amortization, net	(1,143)	(1,109)	(933)	(1,020)	(1,138)
Straight-line rental income	(3,570)	(4,631)	(3,689)	(5,056)	(7,509)
Stock based compensation expense in G&A	2,102	1,539	1,614	1,630	2,194
Non-cash interest expense	642	640	676	719	826
Non-cash operating lease expense	212	212	-	-	123
Other non-cash adjustments included in income (loss) from unconsolidated joint ventures	(2,382)	(2,694)	(2,720)	(3,281)	(2,866)
Total other non-cash adjustments	(4,139)	(6,043)	(5,052)	(7,008)	(8,370)
Maintenance capital (1) (2)	(2,310)	(9,715)	(3,128)	(10,877)	(5,283)
AFFO	$ 38,325	$ 28,665	$ 38,260	$ 28,861	$ 32,139
Weighted-average common shares outstanding - basic	116,509	116,462	116,853	117,609	118,035
Weighted-average common shares outstanding - diluted	116,823	116,880	117,359	118,207	118,462

(1) See page 36 of this supplemental report for a description of Maintenance Capital and page 15 for a detail of all capital expenditures.

(2) Reflects CXP's ownership share of capital expenditures for properties held in unconsolidated joint ventures (see page 19).

Supplemental Information - Q2 2019 31

Columbia Property Trust, Inc.

Reconciliation of Net Income to Net Operating Income (based on cash rents), and Same Store Net Operating Income (based on cash rents) - wholly-owned properties

Unaudited (in thousands)

	Three Months Ended				
	6/30/2019	3/31/2019	12/31/2018	9/30/2018	6/30/2018
Net Income (loss)	$ 47,747	$ 3,513	$ 5,003	$ 6,429	$ (3,439)
Interest expense (net)	10,897	12,094	13,236	13,049	14,300
Interest income from development authority bonds	-	-	(1,471)	(1,800)	(1,800)
Income tax expense	9	7	21	3	6
Depreciation	19,335	20,404	20,401	19,878	20,681
Amortization	7,106	7,461	7,995	7,920	8,623
Adjustments included in income (loss) from unconsolidated joint ventures	14,143	14,693	14,327	14,189	14,350
EBITDA	$ 99,237	$ 58,172	$ 59,512	$ 59,668	$ 52,721
Gain on sale of real estate assets	(41,918)	-	-	-	-
Impairment loss on real estate assets	-	-	-	-	30,812
EBITDA*re*	$ 57,319	$ 58,172	$ 59,512	$ 59,668	$ 83,533
(Gain) loss on extinguishment of debt	-	-	373	-	(23,713)
Adjusted EBITDA*re*	$ 57,319	$ 58,172	$ 59,885	$ 59,668	$ 59,820
Management fee income	(1,898)	(1,869)	(1,982)	(1,825)	(1,818)
General and administrative - corporate	8,180	8,424	8,600	8,303	8,282
General and administrative - unconsolidated joint ventures	838	809	895	746	736
Straight line rental income (net)	(3,329)	(4,390)	(3,689)	(5,056)	(7,736)
Above/below market lease amortization, net	(1,143)	(1,109)	(933)	(1,020)	(1,138)
Adjustments included in income (loss) from unconsolidated joint ventures	(948)	(1,183)	(1,107)	(1,828)	(1,445)
Net Operating Income (based on cash rents)	$ 59,019	$ 58,854	$ 61,669	$ 58,988	$ 56,701
Same Store Net Operating Income (based on cash rents) CXP Ownership of Properties in Unconsolidated Joint Ventures (1)	(15,478)	(15,425)	(15,353)	(14,758)	(14,680)
Less Net Operating Income from:					
Acquisitions (2)	(247)	(154)	(227)	-	-
Dispositions (3) (4)	(321)	(2,458)	(3,467)	(3,325)	(2,883)
Same Store Net Operating Income (based on cash rents) wholly-owned properties (5)	$ 42,973	$ 40,817	$ 42,622	$ 40,905	$ 39,138

(1) Reflects CXP's ownership share of NOI for properties held in unconsolidated joint ventures (see page 19).

(2) Reflects activity for the following properties acquired since April 1, 2018, for all periods presented: Lindbergh Center (retail) and 799 Broadway (49.7% share).

(3) Reflects activity for the following properties sold since April 1, 2018, for all periods presented: One & Three Glenlake and 222 East 41st Street.

(4) Reflects activity for 263 Shuman Boulevard that was transferred to the lender on April 13, 2018.

(5) Reflects NOI from properties that were wholly-owned for the entirety of the periods presented.

Supplemental Information - Q2 2019 32

Columbia Property Trust, Inc. Reconciliation of Net Income to Net Operating Income (based on cash rents), and Same Store Net Operating Income (based on cash rents) - wholly-owned properties Unaudited (in thousands) Six Months Ended 6/30/2019 6/30/2018 Net Income $ 51,260 $ (1,941) Interest expense (net) 22,991 30,192 Interest income from development authority bonds - (3,600) Income tax expense 16 13 Depreciation 39,739 41,516 Amortization 14,567 16,639 Adjustments included in income (loss) from unconsolidated joint ventures 28,836 29,628 EBITDA $ 157,409 $ 112,447 Gain on sale of real estate assets (41,918) - Gain on sale of unconsolidated joint venture interests - (762) Impairment loss on real estate assets - 30,812 EBITDAre $ 115,491 $ 142,497 (Gain) loss on extinguishment of debt - (23,713) Adjusted EBITDAre $ 115,491 $ 118,784 Management fee income (3,767) (3,577) General and administrative - corporate 16,604 16,076 General and administrative - unconsolidated joint ventures 1,647 1,467 Straight line rental income (net) (7,719) (17,239) Above/below lease market amortization, net (2,252) (1,199) Adjustments included in income (loss) from unconsolidated joint ventures (2,131) (3,368) Net Operating Income (based on cash rents) $ 117,873 $ 110,944 Same Store Net Operating Income (based on cash rents) (30,903) (28,776) CXP Ownership of Properties in Unconsolidated Joint Ventures (1) Less Net Operating Income from: Acquisitions (2) (401) - Dispositions (3) (4) (2,779) (6,126) Same Store Net Operating Income (based on cash rents) $ 83,790 $ 76,042 wholly-owned properties (5) (1) Reflects CXP's ownership share of NOI for properties held in unconsolidated joint ventures (see page 19). (2) Reflects activity for the following properties acquired since January 1, 2018, for all periods presented: Lindbergh Center (retail) and 799 Broadway (49.7% share). (3) Reflects activity for the following properties sold since January 1, 2018, for all periods presented: One & Three Glenlake, 222 East 41st Street, University Circle (22.5% share) and 333 Market Street (22.5% share). (4) Reflects activity for 263 Shuman Boulevard that was transferred to the lender on April 13, 2018. (5) Reflects NOI from properties that were wholly-owned for the entirety of the periods presented. Supplemental Information - Q2 2019 33

Columbia Property Trust, Inc.

Reconciliation of Net Income to Net Operating Income (based on GAAP rents), and Same Store Net Operating Income (based on GAAP rents) - wholly-owned properties

Unaudited (in thousands)

	Three Months Ended				
	6/30/2019	3/31/2019	12/31/2018	9/30/2018	6/30/2018
Net Income (loss)	$ **47,747**	$ **3,513**	$ **5,003**	$ **6,429**	$ **(3,439)**
Interest expense (net)	10,897	12,094	13,236	13,049	14,300
Interest income from development authority bonds	-	-	(1,471)	(1,800)	(1,800)
Income tax expense	9	7	21	3	6
Depreciation	19,335	20,404	20,401	19,878	20,681
Amortization	7,106	7,461	7,995	7,920	8,623
Adjustments included in income (loss) from unconsolidated joint ventures	14,143	14,693	14,327	14,189	14,350
EBITDA	$ **99,237**	$ **58,172**	$ **59,512**	$ **59,668**	$ **52,721**
Gain on sale of real estate assets	(41,918)	-	-	-	-
Impairment loss on real estate assets	-	-	-	-	30,812
EBITDA*re*	$ **57,319**	$ **58,172**	$ **59,512**	$ **59,668**	$ **83,533**
(Gain) loss on extinguishment of debt	-	-	373	-	(23,713)
Adjusted EBITDA*re*	$ **57,319**	$ **58,172**	$ **59,885**	$ **59,668**	$ **59,820**
Management fee income	(1,898)	(1,869)	(1,982)	(1,825)	(1,818)
General and administrative - corporate	8,180	8,424	8,600	8,303	8,282
General and administrative - unconsolidated joint ventures	838	809	895	746	736
Adjustments included in income (loss) from unconsolidated joint ventures	1,033	1,110	1,240	1,061	1,029
Net Operating Income (based on GAAP rents)	$ **65,472**	$ **66,646**	$ **68,638**	$ **67,953**	$ **68,049**
Same Store Net Operating Income (based on GAAP rents) CXP Ownership of Properties in Unconsolidated Joint Ventures (1)	(17,459)	(17,719)	(17,701)	(17,648)	(17,155)
Less Net Operating Income from:					
Acquisitions (2)	(195)	(102)	(245)	-	-
Dispositions (3) (4)	(296)	(2,336)	(3,620)	(3,687)	(5,599)
Same Store Net Operating Income (based on GAAP rents) wholly-owned properties (5)	$ **47,522**	$ **46,489**	$ **47,072**	$ **46,618**	$ **45,295**

(1) Reflects CXP's ownership share of NOI for properties held in unconsolidated joint ventures (see page 19).
(2) Reflects activity for the following properties acquired since April 1, 2018, for all periods presented: Lindbergh Center (retail) and 799 Broadway (49.7% share).
(3) Reflects activity for the following properties sold since April 1, 2018, for all periods presented: One & Three Glenlake and 222 East 41st Street.
(4) Reflects activity for 263 Shuman Boulevard that was transferred to the lender on April 13, 2018.
(5) Reflects NOI from properties that were wholly-owned for the entirety of the periods presented.

Supplemental Information - Q2 2019 34

Columbia Property Trust, Inc. Reconciliation of Net Income to Net Operating Income (based on GAAP rents), and Same Store Net Operating Income (based on GAAP rents) - wholly-owned properties Unaudited (in thousands) Six Months Ended 6/30/2019 6/30/2018 Net Income $ 51,260 $ (1,941) Interest expense (net) 22,991 30,192 Interest income from development authority bonds - (3,600) Income tax expense 16 13 Depreciation 39,739 41,516 Amortization 14,567 16,639 Adjustments included in income (loss) from unconsolidated joint ventures 28,836 29,628 EBITDA $ 157,409 $ 112,447 Gain on sale of real estate assets (41,918) - Gain on sale of unconsolidated joint venture interests - (762) Impairment loss on real estate assets - 30,812 EBITDAre $ 115,491 $ 142,497 (Gain) loss on extinguishment of debt - (23,713) Adjusted EBITDAre $ 115,491 $ 118,784 Management fee income (3,767) (3,577) General and administrative - corporate 16,604 16,076 General and administrative - unconsolidated joint ventures 1,647 1,467 Adjustments included in income (loss) from unconsolidated joint ventures 2,143 2,158 Net Operating Income (based on GAAP rents) $ 132,118 $ 134,908 Same Store Net Operating Income (based on GAAP rents) (35,178) (34,001) CXP Ownership of Properties in Unconsolidated Joint Ventures (1) Less Net Operating Income from: Acquisitions (2) (297) - Dispositions (3) (4) (2,632) (12,816) Same Store Net Operating Income (based on GAAP rents) $ 94,011 $ 88,091 wholly-owned properties (5) (1) Reflects CXP's ownership share of NOI for properties held in unconsolidated joint ventures (see page 19). (2) Reflects activity for the following properties acquired since January 1, 2018, for all periods presented: Lindbergh Center (retail) and 799 Broadway (49.7% share). (3) Reflects activity for the following properties sold since January 1, 2018, for all periods presented: One & Three Glenlake, 222 East 41st Street, University Circle (22.55% share), and 333 Market Street (22.5% share). (4) Reflects activity for 263 Shuman Boulevard that was transferred to the lender on April 13, 2018. (5) Reflects NOI from properties that were wholly-owned for the entirety of the periods presented. Supplemental Information - Q2 2019 35

Columbia Property Trust, Inc. Definitions - Non-GAAP Financial Measures Included in this supplemental report are non-GAAP financial measures, which are accompanied by what we consider the most directly comparable financial measures calculated and presented in accordance with GAAP. These measures include earnings (or components of earnings), as defined, from both continuing operations and discontinued operations. A description of the non-GAAP financial measures we present and a statement of the reasons why management believes the non-GAAP measures provide useful information to investors about the company's financial condition and results of operations can be found below. Adjusted Funds From Operations (“AFFO”): AFFO is calculated by adjusting Cash Flow from Operations to exclude (i) changes in assets and liabilities resulting from timing differences in payments and receipts (ii) additional amortization of lease assets (liabilities), (iii) straight-line rental income, (iv) gain (loss) on interest rate swaps, (v) maintenance capital expenditures (see definition below), and adding back (vi) stock based compensation expense, (vii) non-cash interest expense and (viii) non-cash lease expenses. Because AFFO adjusts for income and expenses that we believe are not reflective of our core operations, we believe AFFO provides useful supplemental information. AFFO is a non-GAAP financial measure and should not be viewed as an alternative measurement of our operating performance to net cash flows from operating activities or net income. Adjusted EBITDAre : Adjusted EBITDAre is defined as EBITDAre plus (minus) losses and gains on early extinguishment of debt, plus (minus) losses and gains from interest rate swaps. EBITDA: EBITDA is defined as net income before interest, taxes, depreciation and amortization. We believe EBITDA is a reasonable measure of our liquidity. EBITDA is a non-GAAP financial measure and should not be viewed as an alternative measurement of cash flows from operating activities or other GAAP basis liquidity measures. Other REITs may calculate EBITDA differently and our calculation should not be compared to that of other REITs. EBITDAre : EBITDAre is a non-GAAP financial measure. The Company computes EBITDAre in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, which defines EBITDAre as net income (loss) (computed in accordance with Generally Accepted Accounting Principles, or GAAP), plus interest expense, plus income tax expense, plus depreciation and amortization, plus (minus) losses and gains on the disposition of depreciated property, plus impairment write-downs of depreciated property and investments in unconsolidated joint ventures, plus adjustments to reflect the entity's share of EBITDAre of unconsolidated joint ventures. Funds From Operations (“FFO”): FFO, as defined by the National Association of Real Estate Investment Trusts (“NAREIT”), represents net income (computed in accordance with GAAP), plus depreciation of real estate assets and amortization of lease-related costs, excluding gains (losses) on sales of real estate and impairment losses on real estate assets. The Company computes FFO in accordance with NAREIT's definition, which may differ from the methodology for calculating FFO, or similarly titled measures, used by other companies and this may not be comparable to those presentations. We consider FFO an appropriate supplemental performance measure given its wide use by and relevance to investors and analysts. FFO, reflecting the assumption that real estate asset values rise or fall with market conditions, principally adjusts for the effects of GAAP depreciation and amortization of real estate assets, which assume that the value of real estate diminishes predictably over time. Normalized FFO: We calculate Normalized FFO by starting with FFO, as defined by NAREIT, and adjusting for certain items that are not reflective of our core operations, including: (i) losses and gains on interest rate swaps and (ii) losses and gains on early extinguishment of debt. Such items create significant earnings volatility. We believe Normalized FFO provides a meaningful measure of our operating performance and more predictability regarding future earnings potential. Normalized FFO is a non-GAAP financial measure and should not be viewed as an alternative measurement of our operating performance to net income; therefore, it should not be compared to other REITs' equivalent to Normalized FFO. Net Operating Income (based on cash rents) (“NOI - cash rents”): NOI - cash rents is defined as Adjusted EBITDA adjusted for (i) portfolio general and administrative expense, (ii) interest rate swap valuation adjustments, (iii) interest expense associated with interest rates swaps, (iv) non-cash property operations, (v) straight-line rental income, and (vi) net effect of above/(below) market lease amortization. The company uses this measure to assess its operating results and believes it is important in assessing operating performance. NOI - cash rents is a non-GAAP measure which does not have any standard meaning prescribed by GAAP and therefore may not be comparable to similar measures presented by other companies. Net Operating Income (based on GAAP rents) (“NOI - GAAP rents”): NOI - GAAP rents is defined as Adjusted EBITDA adjusted for (i) portfolio general and administrative expense, (ii) interest rate swap valuation adjustments, and (iii) interest expense associated with interest rates swaps. The company uses this measure to assess its operating results and believes it is important in assessing operating performance. NOI - GAAP rents is a non-GAAP measure which does not have any standard meaning prescribed by GAAP and therefore may not be comparable to similar measures presented by other companies. Same Store Net Operating Income (“Same Store NOI”): Same Store NOI is calculated as the NOI attributable to the properties continuously owned and operating for the entirety of the reporting periods presented. We believe Same Store NOI is an important measure of comparison of our stabilized properties’ operating performance. Other REITs may calculate Same Store NOI differently and our calculation should not be compared to that of other REITs. Definitions - Other Annualized Lease Revenue (“ALR”): ALR is the sum of (i) annualized rental payments (defined as base rent plus operating expense reimbursements, excluding rental abatements) for executed and commenced leases as well as leases executed but not yet commenced for vacant space, and (ii) annualized parking revenues, payable either under the terms of an executed lease or vendor contract. ALR excludes rental payments for executed leases that have not yet commenced for space covered by an existing lease. Maintenance Capital: Capital expenditures incurred to maintain the building structure and functionality, and to lease space at our properties in their current condition. Maintenance capital excludes capital for recent acquisitions and first generation leasing. Investment Capital: Capital expenditures incurred to lease space to first generation tenants; to lease space that has been vacant for more than one year; to expand or repurpose building functionality in our existing portfolio; and to bring properties up to our ownership standards. We establish our ownership standards based on Class A office property characteristics typical for the respective local market, including level of finishes, systems, accessibility, and defined market presence. All costs incurred within 36 months of acquisition are considered Investment Capital. Supplemental Information - Q2 2019 36